UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2017
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Street, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:		(713) 629-6600
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 27, 2017, Sylvia J. Kerrigan, executive vice president, general counsel and secretary for Marathon Oil Corporation (“MRO” or the “Company”), announced her plans to retire effective July 1, 2017, following more than 20 years of service. The Company thanks Ms. Kerrigan for her loyal service, dedication and many contributions to the Company’s success over the past two decades.
Reginald D. Hedgebeth will succeed Ms. Kerrigan as senior vice president, general counsel and secretary effective April 24, 2017.  Mr. Hedgebeth joins Marathon Oil from Spectra Energy Corp (now Enbridge Inc.), where he most recently served as general counsel, corporate secretary and chief ethics and compliance officer. Mr. Hedgebeth was also the general counsel of Spectra Energy Partners LP.  Prior to joining Spectra Energy in 2009, Mr. Hedgebeth served as senior vice president, general counsel and secretary of Circuit City Stores, Inc., a role he assumed in 2005. Prior to Circuit City, Mr. Hedgebeth held a number of positions at The Home Depot, Inc. Mr. Hedgebeth began his legal career as an associate at King and Spalding, and prior to law school held various finance and commercial real estate positions at GE Capital. He graduated with honors from Harvard Law School and Penn State University.
Ms. Kerrigan will serve as an advisor until June 30, 2017, to facilitate an orderly transition. In connection with her departure, we will enter into a Separation Agreement with Ms. Kerrigan pursuant to which we will pay Ms. Kerrigan a lump sum severance payment in the amount of $750,000 in exchange for certain waivers and releases for MRO’s benefit. On March 30, 2017, we entered into a Consulting Services Agreement with Ms. Kerrigan, pursuant to which she will provide consulting and advisory services to us from July 1, 2017 through September 30, 2017, in exchange for a lump sum consulting payment in the amount of $750,000. The consulting payment will be paid to Ms. Kerrigan following the consulting period.
The foregoing summary is qualified in its entirety by reference to the Separation Agreement and Consulting Services Agreement with Ms. Kerrigan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated in this Item 5.02 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

March 31, 2017	By:	/s/ Gary E. Wilson
Name: Gary E. Wilson
Title: Vice President, Controller and Chief Accounting Officer

Exhibit Index

Exhibit No.        Description

10.1             Form of Separation Agreement with Sylvia J. Kerrigan
10.2            Consulting Services Agreement with Sylvia J. Kerrigan, dated March 30, 2017